UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) December 17, 2001


                        Commission File Number 001-10304



                              AMEXDRUG CORPORATION
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)


                  Nevada                                    95-2251025
                  ------                                    ----------
         (State or other jurisdiction of         (I.R.S. Employer Identification
         incorporation or organization)                       Number)



                        396 South Doheny Drive, Suite 326
                         Beverly Hills, California 90211
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (310) 855-0475
                                 --------------
                (Registrant's Executive Office Telephone Number)




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ITEM 5.  OTHER INFORMATION

         On December 12, 2001, Amexdrug Corporation, a California corporation, ("Amex CA") entered into a certain Merger Agreement with Amexdrug Corporation, a Nevada corporation, ("Amex NV") for the sole purpose of changing the domicile of Amex CA from California to Nevada. Amex NV is the surviving corporation and the separate corporate existence of Amex CA ceased. Pursuant to the Nevada Revised Statutes and the California Corporations Code, the merger became effective on December 17, 2001- the date the Certificate of Merger was filed with the Secretary of State of the State of Nevada. Amex NV was incorporated in the State of Nevada on December 4, 2001, for the sole purpose of allowing Amex CA to redomicile to Nevada.

         In accordance with certain provisions of the California Corporations Code which allow for such, the merger was approved by the Board of Directors of Amex CA, without shareholder approval. In accordance with the Nevada Revised Statutes, the merger was approved by the Board of Directors and the sole shareholder of Amex NV.

         Each holder of an outstanding certificate or certificates theretofore representing shares of Amex CA common stock may, but shall not be required to, surrender the same to Amex NV for cancellation and exchange or transfer, and each such holder or transferee thereof will be entitled to receive a certificate or certificates representing the same number of shares of Amex NV common stock as the number of shares of Amex CA common stock previously represented by the stock certificate or certificates surrendered. Until so surrendered for cancellation and exchange or transfer, each outstanding certificate which, prior to December 17, 2001, represented shares of Amex CA common stock shall be deemed and treated for all corporate purposes to represent the ownership of the same number of the shares of Amex NV as though such surrender for cancellation and exchange or transfer thereof had taken place. The stock transfer books for Amex CA common stock shall be deemed to be closed as of December 17, 2001, and no transfer of shares of Amex CA common stock outstanding immediately prior to December 17, 2001, shall thereafter be made on such books. After December 17, 2001, the holders of certificates representing Amex CA outstanding immediately before December 17, 2001 shall cease to have any rights with respect to stock of the Amex CA and their sole rights shall be with respect to the Amex NV common stock into which their shares of Amex CA common stock may have been converted in the Merger.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

         Exhibits.  The following exhibits are included as part of this report:

         Exhibit      SEC
         Number       Ref.     Title of Document                       Location
         ------       ----     -----------------                       --------
         10.01        10       Agreement and Plan of Merger            Attached

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                            AMEXDRUG CORPORATION



Date: December 21, 2001          By /s/ Jack Amin
                                   ---------------------------------------------
                                   Jack Amin, President, Chief Financial Officer




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